Starbucks Announces Intention to Establish a New Environmental, Partner and Community Impact Board Committee Focused on Oversight of Stakeholder Promises

SEATTLE – Starbucks Coffee Company (NASDAQ: SBUX) today announced its Board of Directors intends to establish a new Environmental, Partner and Community Impact (EPCI) Board Committee, as a continued evolution of the overall governance approach to the company.

Starbucks has always striven to be a different kind of company. Upon assuming the role of chief executive officer in March 2023, Laxman Narasimhan and the executive leadership team worked together with partners (employees) to refound Starbucks with an evolved mission and a set of six promises to the company’s most important stakeholders: at our best, for our partners, to offer a bridge to a better future; for our customers, to Uplift the Everyday; for our farmers, to ensure the future of coffee for all; for our communities, to contribute positively; for our environment, to give more than we take; and for our shareholders, to generate enduring returns.

"Over the past year, we have been singularly focused on ensuring that we are well positioned for mutual success with all of our stakeholders,” said Narasimhan, chief executive officer of Starbucks. “Living our new mission and upholding our new set of promises and values every day is paramount to achieving this mutual success. This committee will keep us accountable and push us forward.”

In recognition of the changing operating environment for the company, at its meeting last week, the Board of Directors aligned to the establishment of the EPCI Board Committee. The new committee will assist the Starbucks Board of Directors in fulfilling its oversight responsibilities required to respond to shifting regulations and standards, and drive accountability across Starbucks promises on environment, partners, and community impact. The committee will also have oversight of internal and external reporting tools and assessments, including the annual Global Environment and Social Impact Report (GESI) and initiatives to strengthen partner engagement and revitalize partner culture.

“Starbucks has always set ambitious goals to deliver performance through the lens of humanity,” said Mellody Hobson, independent Starbucks Board of Directors chair.  “Our new mission reflects the changing global environment and builds on our brand’s legacy of driving human connection and purpose. This new board committee is another step forward to help us deliver on our promises to our partners, community, and the environment.”

Beth Ford, currently a Starbucks director and President and Chief Executive Officer of Land O’Lakes, will serve as the independent chair of the EPCI Board Committee.

Jørgen Knudstorp, independent chair of the Nomination and Governance Committee of the Board of Directors, said, “We are contemporizing our approach to governance at Starbucks to reflect the future changes we see in the environment. This new committee will unify important work already taking place across other areas of the board to help ensure we are listening to our constituents and delivering on our promises consistently and transparently. The committee looks forward to updating our stakeholders on our work through the annual GESI Report and our other ongoing assessments. I am excited that Beth Ford has agreed to chair this committee and to work alongside my fellow directors to continue to drive positive outcomes for all Starbucks stakeholders.”

Starbucks plans to continue to lead by example. Consistent with its strong record of pursuing ambitious goals, programs, and reporting on environmental, social and governance progress with intention, transparency and accountability, Starbucks will disclose its Fiscal 2023 Human Rights Impact Assessment and the independent assessment of its adherence to the principles of freedom of association and the right to collective bargaining in fiscal Q1 2024 and its GESI Report in fiscal Q2 2024.

About Starbucks
Since 1971, Starbucks Coffee Company has been committed to ethically sourcing and roasting high-quality arabica coffee. Today, with more than 38,000 stores worldwide, the company is the premier roaster and retailer of specialty coffee in the world. Through our unwavering commitment to excellence and our guiding principles, we bring the unique Starbucks Experience to life for every customer through every cup. To share in the experience, please visit us in our stores or online at https://stories.starbucks.com or www.starbucks.com.

Forward-Looking Statements
Certain statements contained herein are “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding future events and the future results of Starbucks Corporation (together with its subsidiaries) that are based on our current expectations, estimates, forecasts and projections about our business, our results of operations, the industry in which we operate, our economic and market outlook, and the beliefs and assumptions of our management. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words such as “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “seeks” or words of similar meaning, or future or conditional verbs, such as “will,” “should,” “could,” “may,” “aims,” “intends,” or “projects.” By their nature, forward-looking statements involve risks, uncertainties, and other factors (many beyond our control) that could cause our actual results to differ materially from our historical experience or from our current expectations or projections. Our forward-looking statements, and the risks and uncertainties related thereto, include, but are not limited to, those described under the “Risk Factors” and “Management's Discussion and Analysis of Financial Condition and Results of Operations” sections of the company’s most recently filed periodic reports on Form 10-K and Form 10-Q and subsequent filings with the SEC, as well as:

•our ability to preserve, grow and leverage our brands;
•the acceptance of the company’s products and changes in consumer preferences, consumption, or spending behavior and our ability to anticipate or react to them; shifts in demographic or health and wellness trends; or unfavorable consumer reaction to new products, platforms, reformulations, or other innovations;
•our anticipated operating expenses, including our anticipated total capital expenditures;
•the costs associated with, and the successful execution and effects of, our existing and any future business opportunities, expansions, initiatives, strategies, investments and plans, including our Reinvention Plan;
•the impacts of partner investments and changes in the availability and cost of labor including any union organizing efforts and our responses to such efforts;
•the ability of our business partners, suppliers and third-party providers to fulfill their responsibilities and commitments;
•higher costs, lower quality, or unavailability of coffee, dairy, energy, water, raw materials, or product ingredients;
•the impact of significant increases in logistics costs;
•a worsening in the terms and conditions upon which we engage with our manufacturers and source suppliers, whether resulting from broader local or global conditions, or dynamics specific to our relationships with such parties;
•unfavorable global or regional economic conditions and related economic slowdowns or recessions, low consumer confidence, high unemployment, weak credit or capital markets, budget deficits, burdensome government debt, austerity measures, higher interest rates, higher taxes, political instability, higher inflation, or deflation;
•inherent risks of operating a global business including geopolitical instability;
•failure to attract or retain key executive or partner talent or successfully transition executives;
•the potential negative effects of incidents involving food or beverage-borne illnesses, tampering, adulteration, contamination or mislabeling;
•negative publicity related to our company, products, brands, marketing, executive leadership, partners, board of directors, founder, operations, business performance, or prospects;
•potential negative effects of a material breach, failure, or corruption of our information technology systems or those of our direct and indirect business partners, suppliers or third-party providers, or failure to comply with personal data protection laws;

•our environmental, social and governance (“ESG”) efforts and any reaction related thereto such as the rise in opposition to ESG and inclusion and diversity efforts;
•risks associated with acquisitions, dispositions, business partnerships, or investments – such as acquisition integration, termination difficulties or costs or impairment in recorded value;
•the impact of foreign currency translation, particularly a stronger U.S. dollar;
•the impact of substantial competition from new entrants, consolidations by competitors, and other competitive activities, such as pricing actions (including price reductions, promotions, discounting, couponing, or free goods), marketing, category expansion, product introductions, or entry or expansion in our geographic markets;
•the impact of changes in U.S. tax law and related guidance and regulations that may be implemented, including on tax rates and the Inflation Reduction Act of 2022;
•the impact of health epidemics, pandemics or other public health events on our business and financial results, and the risk of negative economic impacts and related regulatory measures or voluntary actions that may be put in place, including restrictions on business operations or social distancing requirements, and the duration and efficacy of such restrictions;
•failure to comply with anti-corruption laws, trade sanctions and restrictions or similar laws or regulations; and
•the impact of significant legal disputes and proceedings, or government investigations.

In addition, many of the foregoing risks and uncertainties are, or could be, exacerbated by any worsening of the global business and economic environment. A forward-looking statement is neither a prediction nor a guarantee of future events or circumstances, and those future events or circumstances may not occur. You should not place undue reliance on the forward-looking statements, which speak only as of the date of this report. We are under no obligation to update or alter any forward-looking statements, whether as a result of new information, future events or otherwise.